                                                                   EXHIBIT 10(e)

                                FIRST AMENDMENT

          FIRST AMENDMENT, dated as of November 21, 1996 (the "AMENDMENT") to the Credit Agreement, dated as of August 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Case Credit Ltd., a company organized under the laws of the Province of Alberta (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the co-agent named on the signature pages thereof (the "Co-Agent"), and The Bank of Nova Scotia, a Canadian chartered bank (the "Administrative Agent"), as Administrative Agent for the Lenders hereunder.

                                  WITNESSETH:
                                  -----------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

          WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2.  Amendments to Credit Agreement.

          (a) Section 2.3 of the Credit Agreement is hereby amended by deleting the words "at least one day prior to" contained in the proviso of the first sentence of such section and inserting in lieu thereof the word "on".

          (b) Section 3.2 of the Credit Agreement is hereby amended by (i) deleting the words "one business day prior to" in the third line of subsection
(a) of such section and inserting in lieu thereof the word "on"; and (ii) by deleting the words "11:00 a.m." in the third line of subsection (a) of such section and inserting in lieu thereof the words "9:30 a.m."

          3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment.

          4. Representations and Warranties. The representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

          5. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the Province of Ontario.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all of the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       CASE CREDIT LTD.

                                       By: "Robert A. Wegner"
                                           ------------------------------------
                                       Title: Vice President, CFO and Treasurer

                                       THE BANK OF NOVA SCOTIA,
                                       as Administrative Agent and a Lender

                                       By: "Judy McKay"
                                           ------------------------------------
                                           Title: Relationship Manager

                                       By: "David Tyreman"
                                           ------------------------------------
                                       Title: Account Officer

                        BANK OF AMERICA CANADA
                        as a Lender


                        By: "D.B. Linkletter"
                            ---------------------------------
                        Title: Vice President


                        By:
                            ---------------------------------
                        Title:


                        BANK OF MONTREAL
                        as a Lender


                        By: "Michael D. Pincus"
                            ---------------------------------
                        Title: Managing Director


                        By:
                            ---------------------------------
                        Title:


                        CANADIAN IMPERIAL BANK OF
                        COMMERCE, as a Co-Agent and a Lender


                        By: "R.M. Callander"
                            ---------------------------------
                        Title: Director


                        By: "Doug Zinkiewich"
                            ---------------------------------
                        Title: Director


                        THE CHASE MANHATTAN BANK OF
                        CANADA,
                        as a Lender


                        By: "Owen G. Roberts"
                            ---------------------------------
                        Title: Vice President


                        By: "Arun Bery"
                            ---------------------------------
                        Title: Vice President


                        CITIBANK CANADA,
                        as a Lender


                        By: "Margaret E. Lambert"
                            ---------------------------------
                        Title: Vice President


                        By:
                            ---------------------------------
                        Title:

                        FIRST CHICAGO NBD BANK, CANADA,
                        as a Lender


                        By:    "Colleen Delaney"
                            -------------------------------
                        Title: Assistant Vice President


                        By:    "Jeremiah A. Hynes III"
                            -------------------------------
                        Title: First Vice President


                        J.P. MORGAN CANADA,
                        as a Lender


                        By:    "John Maynard"
                            -------------------------------
                        Title: Vice President and Controller


                        By:
                            -------------------------------
                        Title:

                        ROYAL BANK OF CANADA,
                        as a Lender


                        By:   "Preston D. Jones"
                            -------------------------------
                        Title: Senior Manager, Corporate Banking


                        By:
                           --------------------------------
                        Title:


                        SAKURA BANK (CANADA),
                        as a Lender


                        By:    "E.R. Langley"
                            -------------------------------
                        Title: Vice President


                        By:
                            -------------------------------
                        Title:


                        SANWA BANK CANADA,
                        as a Lender


                        By:    "Shigeki Iwashita"
                            -------------------------------
                        Title: Vice President


                        By:
                            -------------------------------
                        Title:

                        SOCIETE GENERALE (CANADA),
                        as a Lender


                        By:    "Duncan Irvine"
                            --------------------------------
                        Title: Senior Manager


                        By:    "T.C. Leung"
                            --------------------------------
                        Title: Senior Manager


                        THE SUMITOMO BANK OF CANADA,
                        as a Lender


                        By:   "Koichi Sasa"
                            --------------------------------
                        Title: Senior Vice President


                        By:    "Alfred Lee"
                            --------------------------------
                        Title: Vice President


                        THE TORONTO-DOMINION BANK,
                        as a Lender


                        By:    "David Pankhurst"
                            --------------------------------
                        Title: Manager


                        By:    "John Coombs"
                            --------------------------------
                        Title: Vice President